UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2006

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13317 (Commission File Number)	13-3460176 (I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California		92009
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (760) 931-5500
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On January 18, 2006, Dot Hill Systems Corporation and its wholly-owned subsidiary, Dot Hill Systems, B.V. (collectively, “Dot Hill”), entered into a Master Purchase Agreement with Fujitsu Siemens Computers GmbH and Fujitsu Siemens Computers (Holding) B.V. (collectively, “FSC’). Under the Agreement, Dot Hill and FSC will jointly develop storage solutions utilizing key components and patented technologies from Dot Hill. The agreement does not contain any minimum purchase commitments by FSC. The initial Agreement term is five years.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press release of Dot Hill Systems Corp. dated January 24, 2006

     SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
	By:	/s/ Preston Romm
Preston Romm
Chief Financial Officer, Vice President, Finance, Secretary and Treasurer

Date: January 24, 2006